Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 25, 2014, is by and among Adeptus Health Inc., a Delaware corporation (the “Company”), and each Stockholder party hereto as listed on the signature pages to this Agreement or becomes a party hereto pursuant to Section 12(c) (each, individually, a “Stockholder” and together, the “Stockholders.”

WHEREAS, in connection with the initial public offering of Class A Common Stock (as defined below) of the Company (the “IPO”), the parties hereto desire to enter into this Agreement to provide the Stockholders with certain registration rights with respect to the Common Stock (as defined below).

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                     Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Class A Common Stock” means the shares of Class A common stock, par value $0.01 per share, of the Company.

“Class B Common Stock” means the shares of Class B common stock, par value $0.01 per share, of the Company.

“Common Stock” shall mean all shares hereafter authorized of any class of common stock of the Company which has the right to participate in the election of directors of the Company.

“Company/Holder Indemnitees” shall have the meaning set forth in Section 8(b) hereof.

“Demand Notice” shall have the meaning set forth in Section 2(a) hereof.

“Demand Registration” shall have the meaning set forth in Section 2(a) hereof.

“DTC” shall have the meaning set forth in Section 7 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Exchange Registration Statement” shall have the meaning set forth in Section 3(d).

“FINRA” shall mean the Financial Industry Regulatory Authority and any successor thereto.

“Holder Indemnitees” shall have the meaning set forth in Section 8(a) hereof.

“indemnified party” shall have the meaning set forth in Section 8(c) hereof.

“indemnifying party” shall have the meaning set forth in Section 8(c) hereof.

“IPO” shall have the meaning set forth in the recitals.

“Losses” shall have the meaning set forth in Section 8(a) hereof.

“Maximum Offering Size” shall have the meaning set forth in Section 2(b) hereof.

“Notice” shall have the meaning set forth in Section 2(a) hereof.

“Operating Agreement” shall mean the Amended and Restated Limited Liability Company Agreement of Adeptus Health LLC, dated on or about the date of the closing of the IPO, among the Company and the parties designated as Members therein, as amended or supplemented.

“Other Securities” shall mean securities of the Company sought to be included in a Registration Statement other than Registrable Securities and that are held by any holder thereof with a contractual right to include such securities in such Registration Statement.

“Person” shall mean any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning set forth in Section 4(a) hereof.

“Piggyback Registration” shall have the meaning set forth in Section 4(a) hereof.

“Proceeding” shall mean an action, claim, suit, arbitration or proceeding (including an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean any prospectus included in, or relating to, any Registration Statement (including any preliminary prospectus, any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act and any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act)), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” shall mean (a) all shares of Class A Common Stock held directly or indirectly by a Stockholder, including any shares of Class A Common Stock issuable or issued upon conversion, exercise or exchange of other securities of the Company or any of its subsidiaries (including, for the avoidance of doubt, any shares of Class A Common Stock issuable upon exchange of Units and the corresponding shares of Class B Common Stock), and (b) any shares of capital stock of the Company issued or issuable with respect to any such shares of Class A Common Stock as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.  As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144, (iii) they are (A) able to be sold without restriction or limitation of any kind, and without any public information or other requirement, pursuant to Rule 144, (B) not covered by, or subject to, any restrictive legend or any other restriction or limitation on transfer of any kind imposed by or on behalf of the Company or the transfer agent for the securities of the class of such Registrable Securities, and (C) not held by any Stockholder that, together with its Affiliates, holds more than five percent (5%) of the outstanding shares of Common Stock, (iv) they shall have ceased to be outstanding or (v) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration Statement” shall mean any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities in accordance with the intended methods of distribution thereof pursuant to the provisions of this Agreement, including any related Prospectus, amendments and supplements to such registration statement or Prospectus, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the SEC.

“Rule 144A” shall have the meaning set forth in Section 9(b) hereof.

“SEC” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Notice” shall have the meaning set forth in Section 3(a) hereof.

“Shelf Registration Statement” shall mean a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act and registering the resale from time to time of Registrable Securities by the holders thereof.

“Shelf Underwritten Offering” shall have the meaning set forth in Section 4(c) hereof.

“Take-Down Notice” shall have the meaning set forth in Section 4(c) hereof.

“underwritten registration or underwritten offering” shall mean a registration in which securities of the Company are offered for sale (and, as applicable, sold) to the public in a firm commitment underwritten offering.

“Unit” means the units of Adeptus Health LLC and shall also include any equity security issued in respect of or in exchange for Units, whether by way of dividend or other distribution, split, recapitalization, merger, rollup transaction, consolidation, conversion or reorganization.

Section 2.                                     Demand Registrations.

(a)                                 Requests for Registration.  Subject to the following paragraphs of this Section 2(a), each holder (or group of holders) of Registrable Securities shall have the right from time to time by delivering a written notice to the Company (a “Demand Notice”) to require the Company to register, pursuant to the terms of this Agreement under and in accordance with the provisions of the Securities Act, the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement (a “Demand Registration”); provided, however, that (i) a Demand Notice may only be made if the sale of the Registrable Securities requested to be registered by the participating holders of Registrable Securities is reasonably expected by such holders of Registrable Securities to result in aggregate gross cash proceeds in excess of $50 million (before deducting any underwriting discount or commission) and (ii) the Company shall not be obligated to effect more than one such Demand Registration in any 180-day period without the consent of a majority of the board of directors of the Company.

Following receipt of a Demand Notice, the Company shall file a Registration Statement with respect to the Registrable Securities covered in such Demand Notice and otherwise requested to be included in such Registration Statement in accordance with this Section 2(a), as promptly as practicable, but not later than 45 days after receipt of such Demand Notice, and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.  Any Demand Registration may be required by the holder(s) of Registrable Securities making such demand to be on an appropriate form under the Securities Act (including Form S-3ASR or any successor form that becomes effective upon filing with the SEC if the Company is then eligible to use such form) in accordance with such holder(s) intended methods of distribution, as shall be set forth in the Registration Statement, and Rule 415 under the Securities Act.

Within 10 days after receipt by the Company of a Demand Notice, the Company shall give written notice (the “Notice”) of such Demand Notice to all other holders of Registrable Securities and shall, subject to the provisions of Section 2(b) hereof, include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within 15 days after such Notice is given by the Company to such holders.

All requests made pursuant to this Section 2 will specify the number of Registrable Securities to be registered and the intended methods of disposition thereof.  Each holder of Registrable Securities which has requested to include Registrable Securities in any Registration Statement pursuant to this Section 2(a) shall furnish to the Company in writing such other information regarding such holder and the distribution proposed by such holder as the Company reasonably requests specifically for use in connection with such Registration Statement.

The Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold pursuant to such Registration Statement.

Notwithstanding the foregoing, no Stockholder shall be entitled to include its Registrable Securities in any Shelf Registration Statement filed pursuant to this Section 2, if and to the extent such Registrable Securities are then registered under an effective and available Shelf Registration Statement or Exchange Registration Statement filed pursuant to Section 3 (nor, for the avoidance of doubt, shall any Stockholder be entitled to deliver any Demand Notice for the filing of a Shelf Registration Statement pursuant to this Section 2 with respect to any Registrable Securities so registered).

(b)                                 Priority on Demand Registration.  If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in an underwritten offering, and the managing underwriter or underwriters of such underwritten offering advise the holders of such securities in writing that in its view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including securities proposed to be included by other holders of securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights), then there shall be included in such underwritten offering the number of Registrable Securities, Other Securities, if any, and other securities, if any, that in the opinion of such managing underwriter can be sold without adversely affecting such offering (the “Maximum Offering Size”), and such number of Registrable Securities and Other Securities, if any, shall be allocated as follows:

(i)                                     first, Registrable Securities that are requested to be included in such Registration Statement, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata on the basis of the relative number of such Registrable Securities requested for inclusion;

(ii)                                  second, Other Securities, if any, that are requested to be included in such Registration Statement, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata on the basis of the relative number of such

Other Securities requested for inclusion; and

(iii)                               third, the securities, if any, for which inclusion in such Demand Registration was requested by the Company.

No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

(c)                                  Postponement of Demand Registration.  The Company shall be entitled to postpone (but not more than once in any 12-month period), for a reasonable period of time not in excess of 60 days, the filing of a Registration Statement if the Company delivers to the holders requesting registration a certificate signed by the chief executive officer or president of the Company certifying that, in the good faith judgment of the board of directors of the Company, based on the advice of counsel, such registration and offering would reasonably be expected to materially adversely affect, or materially interfere with, any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company.  Such certificate shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay.  The holders receiving such certificate shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 6(p).  If the Company shall so postpone the filing of a Registration Statement, each of the Stockholders shall have the right to withdraw its request for registration by giving written notice to the Company within 20 days of the anticipated termination date of the postponement period, as provided in the certificate delivered to the holders.

(d)                                 Cancellation of Demand Registration.  Each Stockholder that delivered the Demand Notice pursuant to this Section 2 shall have the right to withdraw from such registration by a written notice to the Company, in which event the Company shall abandon or withdraw such registration statement; provided, however, that if the Company and the other Stockholders participating in such registration have requested to be included in such registration Registrable Securities in the aggregate amount of at least $50 million, then the Company and such other Stockholders shall have the right to continue with such registration regardless of the withdrawal of the Stockholder(s) that initially delivered the Demand Notice.

Section 3.                                     Mandatory Shelf and Exchange Registration.

(a)                                 Initial Mandatory Shelf Registration.  The Company shall prepare and, as promptly as practicable after the first anniversary of the effective date of the Company’s registration statement on Form S-1 relating to the IPO, and in any event within 30 days thereafter, file with the SEC a Shelf Registration Statement covering the resale of all of the Registrable Securities requested to be included in such Shelf Registration Statement pursuant to this Section 3(a).  The Company shall give prompt written notice of such proposed filing at least 20 days before the anticipated filing date (the “Shelf Notice”) to all of the holders of Registrable Securities (including the holders of Units exchangeable into shares of Class A Common Stock).  The Shelf Notice shall offer such holders the opportunity to include in such registration statement the number of Registrable Securities as each such holder may request.  Subject to

Section 4(b) hereof, the Company shall include in such Shelf Registration Statement all Registrable Securities (other than Registrable Securities that (i) are registered under an effective and available Exchange Registration Statement pursuant to Section 3(d) below and (ii) upon delivery pursuant to the Exchange Registration Statement would not constitute Registrable Securities (assuming for this purpose that such delivery were to occur at the time of the initial filing of the Shelf Registration Statement pursuant to this Section 3(a))) with respect to which the Company has received written requests for inclusion therein within 15 days after notice has been given to the applicable holder.

(b)                                 Maintenance of Mandatory Shelf Registration.  In the event the number of shares available under any Shelf Registration Statement previously filed pursuant to this Section 3 is at any time insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall, as soon as practicable, but in any event not later than the later of (i) thirty (30) days after the Company becomes aware of the necessity therefor and (ii) the earliest date that the Company is permitted by the SEC to file the new Registration Statement as required hereby, file a new Shelf Registration Statement or a post-effective amendment to the initial Shelf Registration Statement so as to register for resale all of the Registrable Securities not so covered.

(c)                                  Form and Effectiveness of Shelf Registration Statement.  The Company shall use its reasonable best efforts to cause any Shelf Registration Statement filed pursuant to this Section 3 to be declared effective under the Securities Act as promptly as practicable after the filing thereof.  Subject to Section 4(d), the Company shall be required to maintain the effectiveness pursuant to Rule 415 of any Shelf Registration Statement filed pursuant to this Section 3 until the earlier of the date on which all securities that constituted Registrable Securities when initially included in such Shelf Registration Statement have actually been sold pursuant to such Shelf Registration Statement or otherwise no longer constitute Registrable Securities; provided, however, that the Company shall not be required to maintain the effectiveness of any Registration Statement filed pursuant to this Section 3 after the sixth anniversary of the effective date of the Company’s registration statement on Form S-1 relating to the IPO.  Any Shelf Registration Statement filed pursuant to this Section 3 shall include a “plan of distribution” section approved by the Stockholders and shall be on Form S-3 or any successor form (and shall be on Form S-3ASR or any successor form that becomes effective upon filing with the SEC if the Company is then eligible to use such form); provided, however, that in the event that Form S-3 is not available to the Company for any registration of the resale of the Registrable Securities under this Section 3, the Company shall (i) register the resale of such Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Stockholders and (ii) undertake to register such Registrable Securities on Form S-3 (by post-effective amendment to the existing Shelf Registration Statement or otherwise) as soon as such form is available; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering such Registrable Securities has been declared effective by the SEC.  The Company shall use its reasonable best efforts to become and remain eligible to use Form S-3 for registration of the Registrable Securities pursuant to Rule 415 at all times on and after the first anniversary of the effective date of the Company’s registration statement on Form S-1 relating to the IPO until the earlier of (i) the date upon which there ceases to be outstanding any Registrable Securities or (ii) the fourth anniversary of the IPO.

(d)                                 Exchange Registration.  As soon as possible after the first year anniversary of the closing date of the IPO and in any event prior to the 15-month anniversary of the closing date of the IPO, to the extent then permissible in the opinion of counsel to the Company based upon SEC rules and staff interpretations thereof, the Company shall file with the SEC one or more registration statements (the “Exchange Registration Statement”) covering the delivery of all Class A Common Stock by the Company, in exchange for Units and shares of Common Stock pursuant to Section 3.6 of the Operating Agreement.  The Company shall use its commercially reasonable efforts, prior to the 15-month anniversary of the closing date of the IPO and in any event as soon as possible after the first anniversary of the closing date of the IPO, to cause such Exchange Registration Statement, if filed, to be declared effective under the Securities Act by the SEC.  The Company shall use its commercially reasonable efforts to keep the Exchange Registration Statement, if filed and declared effective, to be continuously effective, subject to Section 4(d), until all of the Units of the Stockholders included in any such registration statement shall have actually been exchanged thereunder.

Section 4.                                     Piggyback Registration.

(a)                                 Right to Piggyback.  Except with respect to a Demand Registration, the procedures for which are addressed in Section 2, if the Company at any time following the completion of the IPO proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock, whether on behalf of itself or holders of Other Securities or otherwise (other than a Shelf Registration Statement or Exchange Registration Statement pursuant to Section 3 or a registration statement on Form S-4, Form S-8 or any successor forms thereto relating to shares of Common Stock to be issued by the Company solely in connection with (i) any acquisition of another entity or business or (ii) a stock option or any other employee benefit or dividend reinvestment plan), then, each such time, the Company shall give prompt written notice of such proposed filing at least 20 days before the anticipated filing date (the “Piggyback Notice”) to all of the holders of Registrable Securities.  The Piggyback Notice shall offer such holders the opportunity to include in such registration statement the number of Registrable Securities as each such holder may request (a “Piggyback Registration”).  Subject to Section 4(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after notice has been given to the applicable holder.  Each holder of Registrable Securities which has requested to include Registrable Securities in any Registration Statement pursuant to this Section 4(a) shall furnish to the Company in writing such other information regarding such holder and the distribution proposed by such holder as the Company reasonably requests specifically for use in connection with such Registration Statement.  The eligible holders of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two business days prior to the effective date of such Piggyback Registration.  The Company shall not be required to maintain the effectiveness of a Registration Statement for a Piggyback Registration beyond the earlier to occur of (i) 180 days after the effective date thereof and (ii) consummation of the distribution by the holders of the Registrable Securities included in such Registration Statement.

If at any time after giving such Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration the Company shall determine for any reason not to register the securities originally intended to be included in such registration, the Company may, at its election, give written notice of such determination to the Stockholders and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of securities originally intended to be included in such registration, without prejudice, however, to the right of a Stockholder immediately to request that such registration be effected as a registration under Section 2 or Section 4(c) to the extent permitted thereunder.

(b)                                 Priority on Piggyback Registrations.  The Company shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any other shares of capital stock, if any, of the Company included therein.  Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Company in writing that it is their good faith opinion that the total number or dollar amount of securities that such holders, the Company and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the success of such offering, then there shall be included in such underwritten offering the number or dollar amount of Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows:

(i)                                     If the underwritten offering is a primary offering on behalf of the Company:

(A)                         first, the number of shares of Common Stock proposed to be registered for sale by the Company;

(B)                         second, Registrable Securities that are requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the relative number of such Registrable Securities requested for inclusion thereby; and

(C)                         third, Other Securities, if any, that are requested to be included in such registration.

(ii)                                  if the underwritten offering is on behalf of holders of Other Securities:

(A)                         first, such Other Securities and Registrable Securities that are requested to be included in such registration, pro rata among the holders of such Other Securities and Registrable Securities on the basis of the relative number of such Registrable Securities requested for inclusion thereby; and

(B)                         second, any securities requested to be included for sale by the Company.

No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

(c)                                  Shelf Take-Downs.  At any time that a Shelf Registration Statement covering Registrable Securities pursuant to Section 2, Section 3 or this Section 4 is effective, if any holder or group of holders of Registrable Securities delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the Shelf Registration Statement (a “Shelf Underwritten Offering”) and stating the number of the Registrable Securities to be included in the Shelf Underwritten Offering and confirming that such sale of Registrable Securities is reasonably expected to result in aggregate gross proceeds in excess of $25 million, then, the Company shall amend or supplement the shelf registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other holders pursuant to this Section 4(c)).  In connection with any Shelf Underwritten Offering:

(i)                                     the Company shall promptly deliver the Take-Down Notice to all other Stockholders included on such Shelf Registration Statement and any other Shelf Registration Statement covering Registrable Securities then in effect and permit each such Stockholder to include its Registrable Securities included on any Shelf Registration Statement in the Shelf Underwritten Offering if such Stockholder notifies the Company within five business days after delivery of the Take-Down Notice to such holder; and

(ii)                                  in the event that the managing underwriter(s) determines that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of shares which would otherwise be included in the Shelf Underwritten Offering, the managing underwriter(s) may limit the number of shares which would otherwise be included in such take-down offering in the same manner as is described in Section 2(b) with respect to a limitation of shares to be included in an underwritten offering.

(d)                                 Postponement of Registrations.  The Company shall be entitled to postpone (but not more than once in any 12-month period), for a reasonable period of time not in excess of 60 days, the filing of any Registration Statement or any offering pursuant to Section 3 or this Section 4 if the Company delivers to the holders participating in any such registration or offering a certificate signed by the chief executive officer or president of the Company certifying that, in the good faith judgment of the board of directors of the Company, based on the advice of counsel, such registration or offering would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company.  Such certificate shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay.  The holders receiving such certificate shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 6(p).  If the Company shall so postpone any registration or offering, each of the holders of Registrable Securities participating in such registration or offering shall have the right to withdraw its request for registration by giving written notice to the Company within 20 days of the anticipated termination date of the postponement period, as provided in the certificate delivered to the holders.

Section 5.                                     Restrictions on Public Sale by Holders of Registrable Securities; Restrictions on the Company.  Each holder of Registrable Securities agrees, in connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 2, Section 3 or Section 4 (whether or not such holder elected to include Registrable Securities in such Registration Statement), if requested (pursuant to a written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company’s common equity (or securities convertible into or exchangeable or exercisable for common equity) (except as part of such underwritten offering), including a sale pursuant to Rule 144 or any swap or other economic arrangement that transfers to another any of the economic consequences of owning the Common Stock, or to give any Demand Notice during the period beginning seven days prior to the launch of the underwritten offering and ending no later than the earlier of (i) 90 days following the closing date of such offering and (ii) such day (if any) as the holder(s) of Registrable Securities and the managing underwriter or underwriters for such offering shall agree to designate for this purpose (which shall apply equally to all Stockholders).  The foregoing provisions of this Section 5 shall be applicable to any Stockholder that requested to include Registrable Securities in such underwritten offering only if the number of Registrable Securities of such Stockholder actually included in such underwritten offering is at least the lesser of (I) the number of Registrable Securities requested to be included in such underwritten offering by such Stockholder, and (II) the product of the number of Registrable Securities that would be expected to result in aggregate gross cash proceeds in excess of $50 million (before deducting any underwriting discount or commission) in such underwritten offering, multiplied by a fraction, the numerator of which is the number of Registrable Securities requested to be included in such underwritten offering by such Stockholder and the denominator of which is the aggregate number of Registrable Securities requested to be included in such underwritten offering by all Stockholders.  No holder of Registrable Securities that did not request Registrable Securities to be included in such underwritten offering shall be subject to the provisions of this Section 5 if any other holder of Registrable Securities shall not be subject to the provisions of this Section 5 pursuant to the immediately preceding sentence.

Notwithstanding the foregoing, any discretionary waiver or termination of this lock-up provision by the Company or the underwriters with respect to any of the Stockholders shall apply to the other Stockholders as well, pro rata based upon the number of shares subject to such obligations.

The Company agrees, in connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 2, Section 3 or Section 4 not to effect any public sale or distribution of any common equity (or securities convertible into or exchangeable or exercisable for common equity) (other than pursuant to a registration statement on Form S-4, Form S-8 or any successor forms thereto relating to shares of Common Stock to be issued solely by the Company in connection with (i) any acquisition of another entity or business or (ii) a stock option or any other employee benefit or dividend reinvestment plan) for its own account, during the period beginning seven days prior to the launch of the underwritten offering and ending no later than the earlier of (i) 90 days following the closing date of such offering and (ii) such day (if any) as the Company and the managing underwriter or underwriters for such offering shall agree to designate for this purpose (which shall also apply equally to all Stockholders).

Notwithstanding the foregoing, any discretionary waiver or termination of this lock-up provision by the Company or the underwriters with respect to any of the Stockholders shall apply to the other Stockholders as well.

Section 6.                                     Registration Procedures.  If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, Section 3 and Section 4 hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a)                                 Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Securities by the holders thereof or the Company in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such registration); provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Stockholders who are including Registrable Securities in such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors.  The Company shall not include any information relating to a Stockholder in any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the Stockholder (if such Registration Statement includes Registrable Securities of such Stockholder) shall object, in writing, on a timely basis, unless, in the opinion of the Company, the inclusion of such information is necessary to comply with applicable law.  No later than the second business day following the effective date of any Registration Statement, the Company shall file with the SEC, in accordance with Rule 424(b)(4) under the Securities Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall use its reasonable best efforts to confirm that (i) no Registration Statement or Prospectus (nor any amendment or supplement to any Registration Statement or Prospectus) shall, upon filing with the SEC, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein (in the case any Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading and (ii) no issuer free writing prospectus relating to any Registration

Statement shall include any information that conflicts with the information in such Registration Statement.

(b)                                 Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

(c)                                  Notify each selling holder of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                                 Use its reasonable best efforts to avoid the issuance of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, or, if issued, to obtain the withdrawal or lifting of any such order or suspension as promptly as practicable.

(e)                                  If requested by the managing underwriters, if any, or any of the holders of any Registrable Securities included in a Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such holder may reasonably request in order to permit the intended method of distribution of such securities (including information to reflect any transfer by such holder of any Registrable Securities, or of any securities convertible into (or exercisable or exchangeable for) any Registrable Securities, to any other Person that is (or in connection with such transfer, pursuant to Section 12(c), becomes) a Stockholder and to permit the sale by such transferee of such Registrable Securities pursuant to such Registration Statement) and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 6(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

(f)                                   Furnish or make available to each selling holder of Registrable Securities, and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such holder, counsel or underwriter).

(g)                                  Deliver to each selling holder of Registrable Securities, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 6, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(h)                                 Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(i)                                     Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) or issuance of Registrable Securities in book-entry form (not being subject to any legends) representing Registrable Securities to be sold after receiving written representations from each holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two business days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within 10 business days prior to having to issue the securities.

(j)                                    Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of any selling holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable such selling holder or the underwriters, if any, to consummate the disposition of such Registrable Securities.

(k)                                 Upon the occurrence of any event contemplated by Section 6(c)(ii), Section 6(c)(iii), Section 6(c)(iv) or Section 6(c)(v) above, prepare as promptly as practicable a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l)                                     Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

(m)                             Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(n)                                 Cause all shares of Registrable Securities covered by such Registration Statement to be authorized to be listed on any national securities exchange if any other shares of the particular class of Registrable Securities are at that time, or will be immediately following the offering, listed on such exchange.

(o)                                 Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the holders of such Registrable Securities and the underwriters, if any, opinions and “negative assurance letters” of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling holders of the Registrable Securities), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable best efforts to obtain “comfort” letters and updates thereof from the independent registered public accounting firm of the Company (and, if necessary, any other independent registered public accounting firms of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to said Section except as otherwise agreed by the Stockholders and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 6(o)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.  The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

(p)                                 Make available for inspection by a representative of the selling holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is determined in good faith by the Company in writing to be not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or required to correct a material misstatement in, or omission from, any Registration Statement or Prospectus that is not corrected by the Company as required hereby, (iii) disclosure of such information, in the opinion of counsel to such Person, is necessary or advisable to defend such Person in any litigation relating to any such disposition or proposed disposition of Registrable Securities, (iv) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person or (v) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.  In the case of a proposed disclosure pursuant to (i), (ii) or (iii) above, such Person shall use its reasonable best efforts to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure.  Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law.

(q)                                 Cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including participation in “road shows”), taking into account the Company’s business needs.

(r)                                    Cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(s)                                   Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, as soon as reasonably practicable, but not more than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten public offering or (ii) if not sold to underwriters in such an offering, commencing on the first day of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

Each holder of Registrable Securities agrees if such holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c)(ii), Section 6(c)(iii), Section 6(c)(iv) or Section 6(c)(v) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however that the Company shall extend the time periods under Section 2, Section 3 and Section 4 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the holder is required to discontinue disposition of such securities.

Section 7.                                     Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company (including (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with FINRA and (B) of compliance with securities or Blue Sky laws, including any fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 6(h), (ii) printing expenses (including, if applicable, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company (“DTC”) and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company (including the expenses of any opinions required by this Agreement), (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent registered public accounting firms referred to in Section 6(o)(iii) hereof (including the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company and (vii) reasonable fees of not more than one counsel for all of the holders participating in the offering; provided, however, that the Company shall be entitled to reimbursement for any registration and filing fees incurred by the Company in connection with the registration of Registrable Securities withdrawn by a Stockholder pursuant to Section 2(d) (unless such registration fees can be used in connection with the registration of other securities by the Company, including in connection with a future registration).  In addition, the Company shall bear all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any holder of Registrable Securities or by any underwriter (except as set forth in clauses Section 7(i)(B) and Section 7(vii)), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company), or (iii) any other expenses of the holders of Registrable Securities not specifically required to be paid by the Company pursuant to the first paragraph of this Section 7.

Section 8.                                     Indemnification.

(a)                                 Indemnification by the Company.  The Company shall, and shall cause each of its subsidiaries to, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law and on a joint and several basis, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, affiliates, accountants, attorneys, agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, the officers, directors, partners, members, managers, shareholders, affiliates, accountants, attorneys, agents and employees of such underwriter and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Holder Indemnitees”), from and against any and all losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, Prospectus, any amendment (including any post-effective amendment) or supplement to any Registration Statement or Prospectus, any filing made in connection with the qualification of the offering under the securities or other Blue Sky laws of any jurisdiction in which Registrable Securities are offered, or any other offering document (including any related notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading, or any violation by the Company of the Securities Act or of the Exchange Act, or any violation by the Company of this Agreement, and will reimburse each Holder Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission by any holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus or other offering document in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for inclusion in such Registration Statement, Prospectus or other offering document.  It is agreed that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).  Such indemnity agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnitee and shall survive the transfer of Registrable Securities by any such Holder Indemnitee.

(b)                                 Indemnification by Holder of Registrable Securities.  In connection with any Registration Statement in which a holder of Registrable Securities includes Registrable Securities, such holder of Registrable Securities agrees to indemnify, to the fullest extent permitted by law, severally and not jointly, the Company, each other holder of Registrable Securities which includes Registrable Securities in such Registration Statement, their respective directors and officers and each Person who controls the Company and such holders (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (collectively, “Company/Holder Indemnitees”), from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, Prospectus, or other offering document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each Company/Holder Indemnitee for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, or other offering document in reliance upon and in conformity with written information furnished to the Company by such holder expressly for inclusion in such Registration Statement, Prospectus, or other offering document; provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of each selling holder of Registrable Securities hereunder shall be limited to the net proceeds received by such selling holder from the sale of Registrable Securities giving rise to such indemnification obligation.  In addition, insofar as the foregoing indemnity relates to any such untrue statement or omission made in a preliminary Prospectus but eliminated or remedied in an amended or supplemented preliminary Prospectus on file with the SEC at the time the Registration Statement becomes effective, or in any amendment or supplement thereto at or prior to the pricing of the sale of the Registrable Securities giving rise to the indemnification obligation, and such new preliminary Prospectus or amendment or supplement thereto is delivered to the underwriter, the indemnity agreement in this Section 8(b) shall not inure to the benefit of any Person if a copy of such amended or supplemented preliminary Prospectus was not furnished to the Person asserting the Loss at or prior to the pricing of the sale of the Registrable Securities giving rise to the indemnification obligation.

(c)                                  Conduct of Indemnification Proceedings.  If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except (and only) to the extent that the indemnifying party has been prejudiced in defending the claim by such delay or failure.  The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Proceeding, to, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the indemnifying party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses; or (ii) the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding; provided, further, however, that the indemnifying party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (in addition to appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable.  If, and so long as, the defense is assumed by the indemnifying party, such indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld, conditioned or delayed).  The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder or that includes any admission of fault or culpability of such indemnified party.

(d)                                 Contribution.  If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 8(d), an indemnifying party that is a holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds to the indemnifying party from the sale of the Registrable Securities sold in a transaction that resulted in Losses in respect of which contribution is sought in such proceeding pursuant to this Section 8(d), exceed the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission (including as a result of any indemnification obligation hereunder).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)                                  The indemnity and contribution agreements contained in this Section 8 are in addition to any other liability that the indemnifying parties may otherwise have to the indemnified parties; provided that in no event shall any holder of Registrable Securities be liable to any indemnified parties with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any Registration Statement, Prospectus or other offering document for any amount in excess of the amount by which the net proceeds to the indemnifying party from the sale of the Registrable Securities sold in the transaction that resulted in any liability, exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission (including as a result of any indemnification or contribution obligation hereunder).  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 9.                                     Rule 144; Rule 144A; Restriction Removal.

(a)                                 At all times after the effective date of the first registration statement filed by the Company under the Securities Act or the Exchange Act, the Company shall (i) file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, (ii) take such further action as any holder of Registrable Securities may reasonably request, and (iii) furnish to each holder of Registrable Securities forthwith upon written request, (x) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Company, and (z) such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of Rule 144, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.  Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

(b)                                 At any time that the Company is not subject to the reporting requirements of the Exchange Act, each holder of Registrable Securities and each prospective holder of Registrable Securities that may consider acquiring Registrable Securities in reliance upon Rule 144A under the Securities Act (or any successor or similar rule then in force) (“Rule 144A”) shall have the right to request from the Company, and the Company will provide upon such request, such information regarding the Company and its business, assets and properties, if any, as is at the time required to be made available by the Company under the Rule 144A so as to enable such holder to transfer Registrable Securities to such prospective holder in reliance upon Rule 144A.

(c)                                  The Company shall, promptly upon the request of any holder of Registrable Securities (and, to the extent necessary, the delivery of such Registrable Securities to the transfer agent therefor), cause any legend or stop-transfer instructions with respect to restrictions on transfer under the Securities Act of such Registrable Securities to be removed or otherwise eliminated if (i) such Registrable Securities are registered pursuant to an effective Registration Statement, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, (iii) such holder provides the Company reasonable assurances that the Securities have been or are being sold pursuant to, or can then be sold by such holder without restriction or limitation under, Rule 144, or (iv) such holder certifies in writing that such holder is not an Affiliate of the Company and either (A) a holding period (determined as provided in Rule 144(d)) of at least six months has elapsed since the acquisition of such Registrable Securities from the Company or an Affiliate of the Company and such holder will only sell the Registrable Securities in accordance with Rule 144 (including, as applicable the, public information requirement thereof) or pursuant to an effective Registration Statement, or (B) a holding period (determined as provided in Rule 144(d)) of at least one year has elapsed since the acquisition of such Registrable Securities from the Company or an Affiliate of the Company.  The Company shall be responsible for the fees and expenses of its transfer agent and DTC associated with the issuance of the Registrable Securities to the Stockholder and any legend or stop-transfer instruction removal or elimination in accordance herewith.

Section 10.                              Underwritten Registrations.  If any offering pursuant to a Registration Statement filed pursuant to Section 2 or Section 3 is an underwritten offering, the Stockholders whose Registrable Securities are included in such underwritten offering shall have the right to jointly select the managing and other underwriters to administer the offering, subject to approval by the Company, not to be unreasonably withheld, conditioned or delayed.  The Company shall have the right to select the managing and other underwriters to administer any underwritten offering in connection with any Piggyback Registration.

No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell the Registrable Securities it desires to have covered by the registration on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such customary underwriting arrangements; provided that such Person shall not be required to make any representations or warranties other than those related to title and ownership of shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other offering document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter by such Person expressly for inclusion therein or to undertake any indemnification or contribution obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 8; provided, further, that such Person’s aggregate liability in respect of such representations and warranties, indemnification and contribution shall not exceed such Person’s net proceeds from the offering.

Section 11.                              Third Party Registration Rights.  The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Stockholders hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415), and shall not otherwise enter into any agreement that is inconsistent with the rights and priorities granted to the Stockholders hereunder.  Subject to the foregoing, nothing in this Agreement shall be deemed to prevent the Company from providing registration rights to any other Person on such terms as the board of directors of the Company deems desirable in its sole discretion.  The Company shall at no time register any shares of Common Stock or other securities held by any Person that do not constitute Registrable Securities or Other Securities.

Section 12.                              Miscellaneous.

(a)                                 Amendments, Waivers, Approvals and Consents.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the holders of at least two-thirds of the Registrable Securities; provided, however, that any modification or amendment of this Agreement that would subject any Stockholder to differential treatment relative to the other Stockholders or that would in any manner impair or diminish, or otherwise have any adverse effect on, any of the rights or priorities of any Stockholder shall require the agreement of the differentially treated or affected Stockholder.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders pursuant to such Registration Statement may not be given without the written consent of the Company and the holders of at least a majority of the Registrable Securities; provided, however, that any modification or amendment of this Agreement that would subject any Stockholder to adverse differential treatment relative to the other Stockholders shall require the agreement of the differentially treated Stockholder.  Any matter that hereunder expressly requires the approval, consent, agreement or request of, or selection by, the holders of Registrable Securities (or the holders of Registrable Securities included (or to be included) in a particular Registration Statement, Prospectus or underwritten offering) generally, as opposed to a matter that requires the approval, consent, agreement or request of, or selection by, a holder of Registrable Securities individually, shall require the approval, consent, agreement or request of, or selection by, as applicable, at least a majority of such Registrable Securities; provided that no such approval, consent, agreement, request or selection shall subject any Stockholder to differential treatment relative to the other Stockholders.  For purposes of this Section 12(a), whether the written consent of holders of at least a majority of the Registrable Securities has been obtained shall be calculated assuming the full exchange of Units and the corresponding shares of Class B Common Stock for Class A Common Stock.

(b)                                 Notices.  All notices required to be given hereunder shall be in writing and (a) shall be personally delivered, (b) transmitted by facsimile or telecommunications mechanism; provided that any notice so given is also mailed as provided in clause (c), or (c) mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):

If to the Company, addressed to:

Adeptus Health Inc.

2941 Lake Vista, Suite 200

Lewisville, Texas 75067
Telephone: (972) 899-6666

Attention: Chief Financial Officer

With a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017
Telephone: 212-455-2948

Facsimile:  212-455-2502
Attention: Joseph H. Kaufman

If to the other Stockholders, to the address or facsimile number set forth on the signatures pages hereto.

Any such notice shall be deemed effective (i) if given by telecommunication, when transmitted to the applicable number or e-mail so specified in (or pursuant to) this Section 12(b) and an appropriate answerback is received or, if transmitted after 4:00 p.m. local time on a business day in the jurisdiction to which such notice is sent or at any time on a day that is not a business day in the jurisdiction to which such notice is sent, then on the immediately following business day, (ii) if given by mail, on the first business day in the jurisdiction to which such notice is sent following the date three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, on the business day when actually received at such address or, if not received on a business day, on the business day immediately following such actual receipt.

(c)           Successors and Assigns; Stockholder Status.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent holders of Registrable Securities acquired, directly or indirectly, from the Stockholders.  The rights of each Stockholder hereunder, including the right to have the Company register Registrable Securities in accordance with the terms hereof, shall be automatically assignable by each Stockholder to any Person who is the transferee of such Registrable Securities, or the securities convertible into (or exercisable or exchangeable for) such Registrable Securities, to which such rights relate; provided, however, that such successor or assign shall not be entitled to such rights unless the successor or assign shall have executed and delivered to the Company an Addendum Agreement substantially in the form of Exhibit A hereto promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Stockholder for purposes of this Agreement.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

(d)           Counterparts.  This Agreement may be executed in two or more counterparts (which may be delivered by facsimile or other form of electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)           Headings.  The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(f)            Governing Law.  The provisions of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

(g)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein, with respect to the registration rights granted by the Company with respect to Registrable Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(i)            Securities Held by the Company or its Subsidiaries.  Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

(j)            Term of Registration Rights.  The registration rights granted pursuant to this Agreement shall terminate with respect to a Stockholder on the date on which such Stockholder ceases to own Registrable Securities or securities which are convertible into or exchangeable for Registrable Securities, and upon such termination, the obligations of such Stockholder hereunder shall terminate; provided, however, that, as to such Stockholder, the indemnities, agreements, representations and warranties of the Company with respect to any registration effected hereunder prior to such termination will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of such Stockholder, or any representatives, officers, directors, partners managers, members or controlling persons thereof; and provided, further, that for the avoidance of doubt, any underwriter lock-up that a Stockholder has executed prior to a Stockholder’s termination in accordance with this clause shall remain in effect in accordance with its terms. With respect to any Stockholder that holds only Class B Common Stock, (A) such Stockholder shall have registration rights only under Section 3 of this Agreement (and not under Section 2 or Section 4) if, and so long as, (i) such Stockholder is not an Affiliate of the Company, (ii) such Stockholder, together with its Affiliates, holds less than one percent (1%) of the outstanding shares of Common Stock, and (iii) a Shelf Registration Statement or an Exchange Registration Statement is effective and available relating to the resale or delivery, as the case may be, of Class A Common Stock issuable upon the exchange of all of the Units and shares of Class B Common Stock held by such Stockholder, and (B) no such Stockholder that meets the requirements of clauses (i) and (ii) of this sentence shall be subject to Section 5 of this Agreement on or after the first year anniversary of the closing date of the IPO; provided, that, for the avoidance of doubt, any underwriter lock-up that such Stockholder has executed prior to such first year anniversary shall remain in effect in accordance with its terms.

(k)           Specific Performance.  The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof (without the necessity of posting a bond or other security or proving actual damages) will be available in the event of any such breach.

(l)            Consent to Jurisdiction.  The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in New York, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.

Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in the paragraph above by the mailing of a copy thereof in the manner specified by Section 12(b).

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(m)          Rules of Construction.  Unless the context otherwise requires, (a) all references to Sections, Exhibits or Annexes are to Sections, Exhibits or Annexes contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (c) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ADEPTUS HEALTH INC.

By:	/s/ Timothy L. Fielding
Name:	Timothy L. Fielding
Title:	Chief Financial Officer

[Adeptus — Signature Page to the Registration Rights Agreement]

STERLING PARTNERS:

SCP III AIV THREE-FCER, L.P.

By: SC Partners III, L.P., its general partner

By:	/s/ M. Avi Epstein
Name: M. Avi Epstein
Title: Authorized Signatory

SCP III AIV THREE-FCER Conduit, L.P.
By: SC Partners III, L.P., its general partner

By:	/s/ M. Avi Epstein
Name: M. Avi Epstein
Title: Authorized Signatory

[Adeptus — Signature Page to the Registration Rights Agreement]

THOMAS S. HALL

By:	/s/ Thomas S. Hall
Name: Thomas S. Hall

[Adeptus — Signature Page to the Registration Rights Agreement]

GRAHAM B. CHERRINGTON

By:	/s/ Graham B. Cherrington
Name: Graham B. Cherrington

[Adeptus — Signature Page to the Registration Rights Agreement]

TIMOTHY L. FIELDING

By:	/s/ Timothy L. Fielding
Name: Timothy L. Fielding

[Adeptus — Signature Page to the Registration Rights Agreement]

ANDREW M. JORDAN

By:	/s/ Andrew M. Jordan
Name: Andrew M. Jordan

[Adeptus — Signature Page to the Registration Rights Agreement]

TRACI A. BOWEN

By:	/s/ Traci A. Bowen
Name: Traci A. Bowen

[Adeptus — Signature Page to the Registration Rights Agreement]

JAMES M MUZZARELLI

By:	/s/ James M. Muzzarelli
Name: James M. Muzzarelli

[Adeptus — Signature Page to the Registration Rights Agreement]

GREGORY W. SCOTT

By:	/s/ Gregory W. Scott
Name: Gregory W. Scott

[Adeptus — Signature Page to the Registration Rights Agreement]

RONALD L. TAYLOR

By:	/s/ Ronald L. Taylor
Name: Ronald L. Taylor

[Adeptus — Signature Page to the Registration Rights Agreement]

JEFFREY S. VENDER

By:	/s/ Jeffrey S. Vender
Name: Jeffrey S. Vender

[Adeptus — Signature Page to the Registration Rights Agreement]

LAWRENCE BUCKELEW

By:	/s/ Lawrence Buckelew
Name: Lawrence Buckelew

[Adeptus — Signature Page to the Registration Rights Agreement]

MICHAEL R. COREY

By:	/s/ Michael R. Corey
Name: Michael R. Corey

[Adeptus — Signature Page to the Registration Rights Agreement]

TIMOTHY M. MUELLER

By:	/s/ Timothy M. Mueller
Name: Timothy M. Mueller

[Adeptus — Signature Page to the Registration Rights Agreement]

DAVID PYLE

By:	/s/ David Pyle
Name: David Pyle

[Adeptus — Signature Page to the Registration Rights Agreement]

HEATHER L. WEIMER

By:	/s/ Heather L. Weimer
Name: Heather L. Weimer

[Adeptus — Signature Page to the Registration Rights Agreement]

LAWRENCE J. WORLEY

By:	/s/ Lawrence J. Worley
Name: Lawrence J. Worley

[Adeptus — Signature Page to the Registration Rights Agreement]

STEPHEN D. FARBER TRUST UTD AUGUST 18, 2000

By:	/s/ Stephen D. Farber
Name: Stephen D. Farber
Time: Trustee

[Adeptus — Signature Page to the Registration Rights Agreement]

COVERT FAMILY LIMITED PARTNERSHIP,
A Texas limited partnership

By:	Covert Operations, LLC
A Texas Limited liability company
Its General Partner

By:	/s/ Larry Richard Covert
Name: Larry Richard Covert, Manager

[Adeptus — Signature Page to the Registration Rights Agreement]

5-N INVESTMENTS, LLC

By:	/s/ John Novak
Name: John Novak
Time: Manager

EXHIBIT A

ADDENDUM AGREEMENT

This Addendum Agreement is made this        day of            , 20      , by and between                                                                    (the “New Stockholder”) and Adeptus Health Inc. (the “Company”), pursuant to a Registration Rights Agreement dated as of [•], 2014 (as the same may be amended from time to time, the “Agreement”), between and among the Company and the Stockholders. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the Company has agreed to provide registration rights with respect to the Registrable Securities as set forth in the Agreement; and

WHEREAS, the New Stockholder has acquired Registrable Securities directly or indirectly from a Stockholder; and

WHEREAS, the Company and the Stockholders have required in the Agreement that all persons desiring registration rights must enter into an Addendum Agreement binding the New Stockholder to the Agreement to the same extent as if it were an original party thereto;

NOW, THEREFORE, in consideration of the mutual promises of the parties, the New Stockholder acknowledges that it has received and read the Agreement and that the New Stockholder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement and shall be deemed to be a Stockholder thereunder.

New Stockholder

Address (for notices pursuant to Section 12(b) of the Agreement):

AGREED TO on behalf of ADEPTUS HEALTH INC. pursuant to Section 12(c) of the Agreement.

ADEPTUS HEALTH INC.

By:
Name:
Title: